As filed with the Securities and Exchange Commission on May 10, 2024

No. 333-261887

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 3

TO FORM S-1

ON FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BIGBEAR.AI HOLDINGS, INC.

Additional Registrants Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

Delaware	7372	85-4164597
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

6811 Benjamin Franklin Drive, Suite 200

Columbia, Maryland 21046

(410) 312-0885

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Julie Peffer

Chief Financial Officer

6811 Benjamin Franklin Drive, Suite 200

Columbia, Maryland 21046

(410) 312-0885

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Robert M. Hayward, P.C.

Alexander M. Schwartz

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

(312) 862-2000

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☒

If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Schedule A

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
BigBear.ai Intermediate Holdings, LLC	Delaware	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	85-1242144

BigBear.ai, LLC	Delaware	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	85-1259867

Pangiam Purchaser, LLC	Delaware	6700 Broken Sound Parkway, NW Boca Raton, FL 33487	7372	85-4164597

Pangiam Intermediate II Holdings, LLC	Delaware	6700 Broken Sound Parkway, NW Boca Raton, FL 33487	7372	85-3350961

Pangiam Holdings, LLC	Delaware	6700 Broken Sound Parkway, NW Boca Raton, FL 33487	7372	85-3278969

Pre, LLC	Delaware	7950 Jones Branch Drive, McLean, VA 22102	7372	83-2741623

veriScan, LLC	Delaware	7950 Jones Branch Drive, McLean, VA 22102	7372	86-1902226

214 Technologies, Inc. d/b/a Trueface	Delaware	7950 Jones Branch Drive, McLean, VA 22102	7372	46-3640095

BigBear.ai Federal, LLC (f/k/a NuWave Solutions, L.L.C.)	Maryland	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	52-2195680

ProModel, LLC	Pennsylvania	6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	7372	23-2458608

Pangiam Labs, LLC	Virginia	7950 Jones Branch Drive, McLean, VA 22102	7372	84-4554610

Linkware, LLC	Virginia	7950 Jones Branch Drive, McLean, VA 22102	7372	27-4673787

EXPLANATORY NOTE

This Post-Effective Amendment No. 3 (the “Amendment”) to Registration Statement on Form S-1 on Form S-3 (Registration No. 333-261887) (the “Registration Statement”) is being filed to revise the Registration Statement to reflect the guarantee of Pangiam Purchaser, LLC, a Delaware limited liability company, Pangiam Intermediate II Holdings, LLC, a Delaware limited liability company, Pangiam Holdings, LLC, a Delaware limited liability company, Pangiam Labs, LLC, a Virginia limited liability company, Linkware, LLC, a Virginia limited liability company, Pre, LLC, a Delaware limited liability company, veriScan, LLC, a Delaware limited liability company, and 214 Technologies, Inc. d/b/a Trueface, a Delaware limited liability company (the “New Guarantors”) under the Indenture, dated as of December 7, 2021 (as amended, supplemented or modified from time to time, the “Indenture”), by and among BigBear.ai Holdings, Inc. (the “Registrant”), the guarantors party thereto and Wilmington Trust, National Association and to amend Schedule A to the Registration Statement to include the New Guarantors.

No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

1

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 15. Indemnification of Directors and Officers.

We are incorporated under the laws of the State of Delaware. Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933, as amended, or the Securities Act.

Our charter provides that our directors shall not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as amended. Our bylaws provide for indemnification of our directors and officers to the maximum extent permitted by the DGCL.

BigBear.ai Intermediate Holdings, LLC, BigBear.ai, LLC, Pangiam Purchaser, LLC, Pangiam Intermediate II Holdings, LLC, Pangiam Holdings, LLC, Pre, LLC, veriScan, LLC and 214 Technologies, Inc. d/b/a Trueface are organized under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The Amended and Restated Limited Liability Company Agreements of BigBear.ai Intermediate Holdings, LLC, BigBear.ai, LLC, Pangiam Purchaser, LLC, and Pre, LLC; the Limited Liability Company Agreements of Pangiam Intermediate II Holdings, LLC, Pangiam Holdings, LLC, and veriScan, LLC; and the Certificate of Incorporation of 214 Technologies, Inc. d/b/a Trueface provide for the indemnification of any member, manager or officer to the fullest extent permitted by the Delaware Limited Liability Company Act, except that neither entity will indemnify a member, manager or officer if the damage, loss or liability arises from such member, manager or officer’s fraud, gross negligence, willful misconduct, intentional and material breach of the respective entity’s limited liability company agreement or any other agreement between such member, manager or officer and the respective entity, or, in the case of a criminal matter, knowingly unlawful action.

BigBear.ai Federal, LLC (f/k/a NuWave Solutions, L.L.C.) is organized under the laws of the State of Maryland. Maryland law allows a limited liability company to indemnify and hold harmless any member, agent, or employee from and against any and all claims and demands, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness. The Amended and Restated Operating Agreement, as amended, of BigBear.ai Federal, LLC (f/k/a NuWave Solutions, L.L.C.) provides for the indemnification of any member, manager or officer to the fullest extent permitted by the Maryland Limited Liability Company Act, except that the entity will not indemnify a member, manager or officer if the damage, loss or liability arises from such member, manager or officer’s fraud, gross negligence, willful misconduct, intentional and material breach of the entity’s operating agreement or any other agreement between such member, manager or officer and the entity or, in the case of a criminal matter, knowingly unlawful action.

Pangiam Labs, LLC and Linkware, LLC are organized under the laws of the Commonwealth of Virginia. The Virginia Limited Liability Company Act provides that a limited liability company may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding. The Amended and Restated Operating Agreements of Pangiam Labs, LLC and Linkware, LLC provide for the indemnification of any member, manager or officer to the fullest extent permitted by the Virginia Limited Liability Company Act, except that neither entity will indemnify a member, manager or officer if the damage, loss or liability arises from such member, manager or officer’s fraud, gross negligence, willful misconduct, intentional and material breach of the respective entity’s operating agreement or any other agreement between such member, manager or officer and the respective entity or, in the case of a criminal matter, knowingly unlawful action.

ProModel, LLC is organized under the laws of the Commonwealth of Pennsylvania. The Pennsylvania Uniform Limited Liability Company Act of 2016, (“PULLCA”) provides that a limited liability company will indemnify and hold harmless a person with respect to any claim or demand against the person and any debt, obligation or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager, if the claim, demand, debt, obligation or other liability does not arise from the person’s breach of certain sections of the PULLCA relating to limitations on distributions, management of the limited liability company, and standards of conduct for members and managers. The PULLCA further provides that indemnification under the PULLCA may not be made in any case where the act giving rise to the claim for indemnification is determined by a court to constitute recklessness, willful misconduct or a knowing violation of law. The Limited Liability Company Agreement of ProModel, LLC, or the “Agreement”, provides that, to the fullest extent permitted by law, the company will indemnify and hold harmless each covered person (as defined in the Agreement) from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the covered person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management of the affairs of the company or which relates to or arises out of the company or its property, business or affairs. The Agreement further provides that a covered person will not be entitled to indemnification under the Agreement with respect to any claim with respect to which such covered person has engaged in fraud, willful misconduct, bad faith or gross negligence or any claim initiated by such covered person unless such claim (or part thereof) was brought to enforce such covered person’s rights to indemnification under the Agreement or was authorized or consented to by the member. The Agreement also provides that none of the covered persons will be liable to the company or any other person for certain acts or omissions taken or omitted by a covered person in the reasonable belief that any such act or omission is in or is not contrary to the best interests of the company and is within the scope of authority granted to such covered person by the Agreement, provided such act or omission does not constitute fraud, willful misconduct, bad faith, or gross negligence.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits.

Exhibit Number	Description

2.1†**	Agreement and Plan of Merger, dated as of June 4, 2021, as amended by the Amendment to Merger Agreement, dated August 6, 2021, by and among GigCapital4, Inc., GigCapital4 Merger Sub Corporation, BigBear.ai Holdings, LLC and BBAI Ultimate Holdings, LLC (included as Annex A to the definitive Proxy Statement filed by GigCapital4, Inc. on November 5, 2021).

2.2†**	Amendment No. 2 to Merger Agreement, dated as of November 29, 2021 (incorporated by reference to Exhibit 10.1 filed on the Company’s Current Report on Form 8-K, filed by GigCapital4, Inc. on November 30, 2021 and on Exhibit 2.2 to BigBear.ai Holdings, Inc.’s Form 8-K filed on December 13, 2021, respectively).

2.3†**	Agreement and Plan of Mergers, dated as of November 4, 2023, by and among Pangiam Ultimate Holdings, LLC, Pangiam Intermediate Holdings, LLC, Pangiam Merger Sub, Inc., Pangiam Purchaser, LLC and the Company (incorporated by reference to Exhibit 2.1 filed on the Company’s Current Report on Form 8-K filed on November 6, 2023).

4.1**	Warrant Agreement, dated as of February 8, 2021, between Continental Stock Transfer & Trust Company and the GigCapital4, Inc. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by GigCapital4, Inc. on February 12, 2021).

Exhibit Number	Description

4.2**	Indenture, dated December 7, 2021, between Wilmington Trust, National Association and GigCapital4, Inc., relating to the 6.00% Convertible Notes due 2026 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).

4.3**	Form of 2026 Convertible Note (included in Exhibit 4.2).

4.4**	First Supplemental Indenture, dated June 6, 2022 among BigBear.ai Holdings, Inc., ProModel Corporation and Wilmington Trust, National Association.

4.5	Second Supplemental Indenture, dated May 10, 2024 among BigBear.ai Holdings, Inc., BigBear.ai Intermediate Holdings, LLC, BigBear.ai, LLC, BigBear.ai Federal, LLC (f/k/a NuWave Solutions, L.L.C.), ProModel, LLC, Pangiam Purchaser, LLC, Pangiam Intermediate II Holdings, LLC, Pangiam Holdings, LLC, Pangiam Labs, LLC, Linkware, LLC, Pre, LLC, veriScan LLC, 214 Technologies, Inc. d/b/a Trueface and Wilmington Trust National Association.

5.1**	Opinion of Kirkland & Ellis LLP dated January 18, 2022.

5.2**	Opinion of Ballard Spahr LLP dated January 18, 2022.

5.3**	Opinion of Ballard Spahr LLP dated June 6, 2022.

5.4	Opinion of Kirkland & Ellis LLP dated May 10, 2024.

5.5	Opinion of Ballard Spahr LLP dated May 10, 2024.

21.1**	Subsidiaries of the Registrant.

22.1	List of Guarantor Subsidiaries.

23.1	Consent of Grant Thornton LLP.

23.2**	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

23.3	Consent of Kirkland & Ellis LLP (included in Exhibit 5.4).

23.4**	Consent of Ballard Spahr LLP dated January 18, 2022 (included in Exhibit 5.2).

23.5**	Consent of Ballard Spahr LLP dated June 6, 2022 (included in Exhibit 5.3).

23.6	Consent of Ballard Spahr LLP dated May 10, 2024 (included in Exhibit 5.5).

24.1**	Power of Attorney (included on the signature page of this Registration Statement on Form S-1 on Form S-3).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee.

107**	Filing Fee Table.

#	Indicates a management contract or compensatory plan, contract or arrangement.
†

Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.

**	Previously filed.

Item 17. Undertakings

The undersigned registrant, hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(b)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” or “Calculation of Registration Fee” table, as applicable, in the effective registration statement; and

(c)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)

That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a)	any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b)	any “free writing prospectus” relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(c)

the portion of any other “free writing prospectus” relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(d)	any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(5)

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

BIGBEAR.AI HOLDINGS, INC.

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Amanda Long	Chief Executive Officer and Director (Principal Executive Officer)	May 10, 2024

* Julie Peffer	Chief Financial Officer (Principal Financial Officer)	May 10, 2024

* Sean Ricker	Chief Accounting Officer (Principal Accounting Officer)	May 10, 2024

* Sean Battle	Director	May 10, 2024

* Pamela Braden	Director	May 10, 2024

* Peter Cannito	Director	May 10, 2024

* Paul Fulchino	Director	May 10, 2024

* Jeffrey Hart	Director	May 10, 2024

* Dorothy D. Hayes	Director	May 10, 2024

* Kirk Konert	Director	May 10, 2024

*By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

BIGBEAR.AI INTERMEDIATE HOLDINGS, INC.

By: BigBear.ai Holdings, Inc., its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial Officer)	May 10, 2024

*By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

BIGBEAR.AI, LLC

By: BigBear.ai Intermediate Holdings, LLC, its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

*By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

BIGBEAR.AI FEDERAL, LLC

By: BigBear.ai, LLC, its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

*By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

PROMODEL, LLC

By: BigBear.ai, LLC, its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

* Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

*By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

PANGIAM PURCHASER, LLC

By: BigBear.ai Holdings, Inc., its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Amanda Long Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

PANGIAM INTERMEDIATE II HOLDINGS, LLC

By: Pangiam Purchaser, LLC, its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Amanda Long Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

PANGIAM HOLDINGS, LLC

By: Pangiam Intermediate II Holdings, LLC, its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Amanda Long Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

PANGIAM LABS, LLC

By: Pangiam Holdings, LLC, its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Amanda Long Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

LINKWARE, LLC

By: Pangiam Holdings, LLC, its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Amanda Long Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

PRE, LLC

By: Pangiam Holdings, LLC, its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Amanda Long Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

VERISCAN, LLC

By: Pangiam Holdings, LLC, its Sole Member

By:	/s/ Julie Peffer
Name:	Julie Peffer
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Amanda Long Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland on the 10th day of May 2024.

214 TECHNOLOGIES, INC. D/B/A TRUEFACE

By: Pangiam Holdings, LLC, its Sole Member

By:	/s/ Julie Peffer
Name: Julie Peffer
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Position	Date

/s/ Amanda Long Amanda Long	Chief Executive Officer and Manager (Principal Executive Officer)	May 10, 2024

/s/ Julie Peffer Julie Peffer	Chief Financial Officer and Manager (Principal Financial and Accounting Officer)	May 10, 2024